SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19253 (Commission File Number)	04-2723701 (IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO (Address of principal executive offices)	63117 (Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Signature
EX-99.1 Press Release, dated July 24, 2003

Item 7. Exhibits.

Exhibit No.	Exhibit

99.1	Release, dated July 24, 2003.

Item 9. Regulation FD Disclosure and Information Being Provided Under Item 12.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s final rule; “Interim Guidance Regarding Form 8-K Item 11 and Item 12 Filing Requirements” (Release No. 34-47583).

     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s press release dated July 24, 2003, announcing its comparable store sales for the four and twelve weeks ended July 12, 2003, and announcing its second quarter earnings release and webcast date.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

By:	/s/ Mark E. Hood Name: Mark E. Hood Title: Senior Vice President, Chief Financial Officer

Date: July 24, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Panera Press Release, dated July 24, 2003.